TERMINATION AGREEMENT

          THIS TERMINATION AGREEMENT ("Agreement") is made and entered into as of this ___ day of November, 1998, by and between IMAGE ENTERTAINMENT, INC., a California Corporation ("Image"), and ___________________________, an individual ("Executive").

          WHEREAS, Executive acknowledges that Image has given Executive an opportunity, which he/she has had adequate time to consider, to terminate Executive's arrangement now or as of June 30, 1999 with Image free and clear of any obligations and without affecting adversely or affirmatively any rights of Executive or duties of Image under the existing Employment Agreement between Image and Executive dated July 1, 1994, as amended through July 1, 1997 (the "Existing Employment Agreement"); and

          WHEREAS, Executive has rejected the opportunity and elected to remain in the employ of Image; and

          WHEREAS, upon this Agreement becoming effective, Executive will have an opportunity but will not be required to enter into a new Employment Agreement as of July 1, 1998 on substantially the terms reflected in a form reviewed by Executive, if he/she elects to terminate the Existing Employment Agreement; and

          WHEREAS, Executive anticipates continuing in the employ of Image on the terms and conditions to be set forth in the new
Employment Agreement which shall supersede and replace in its entirety the Existing Employment Agreement.

          NOW, THEREFORE, for valid consideration receipt of which is hereby acknowledged, the parties hereto agree to terminate all rights and obligations under the Existing
Employment Agreement, effective as of June 30, 1998.



IMAGE ENTERTAINMENT, INC.         EXECUTIVE


By:
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                                      -------------------, an individual

Its:
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                                      --------------------------------

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